Nationwide Life Insurance Company • Nationwide VLI Separate Account – 6

Prospectus supplement dated October 23, 2009 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
Effective December 11, 2009, the Nationwide Variable Insurance Trust – NVIT Money Market Fund II sub-account will merge into the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class II sub-account.  As a result, if any of your policy value is invested in the Nationwide Variable Insurance Trust – NVIT Money Market Fund II sub-account, the policy value will be merged into the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class II sub-account.  If any portion of your future purchase payment is allocated to the Nationwide Variable Insurance Trust – NVIT Money Market Fund II sub-account, you should re-direct that allocation to another sub-account available under your policy.

Effective as of the close of trading of the New York Stock Exchange on December 11, 2009, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of policy value or allocations to the Nationwide Variable Insurance Trust – NVIT Money Market Fund II sub-account will be updated to reflect the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class II sub-account.

Effective immediately, all references and information contained in the prospectus for your policy related to the Nationwide Variable Insurance Trust – NVIT Money Market Fund II sub-account are deleted.

2.	Effective December 11, 2009, the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class II sub-account is added as an investment option to your policy.

3.	Effective December 11, 2009, “Appendix A: Available Sub-Accounts” is amended to include the following:

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	The fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.